UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2009

CHATTEM, INC.

(Exact Name of Registrant as Specified in its Charter)

TENNESSEE	0-05905	62-0156300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1715 West 38th Street Chattanooga, Tennessee	37409
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (423) 821-4571

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Information

Item 8.01.	Other Events.

On December 21, 2009, Chattem, Inc. (the “Company”) issued a press release regarding the execution of a definitive merger agreement with sanofi-aventis. Pursuant to the merger agreement, a wholly-owned subsidiary of sanofi-aventis will make a cash tender offer for all of the Company’s outstanding common shares at a price of $93.50 per share. Following completion of the tender offer, the remaining shares of the Company will be acquired through a second-step merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

99.1	Chattem, Inc. press release, dated December 21, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHATTEM, INC.

By:	/s/ THEODORE K. WHITFIELD, JR.
Name:	Theodore K. Whitfield, Jr.
Title:	Vice President, General Counsel and Secretary

Dated: December 21, 2009

Exhibit Index

Exhibit No.	Exhibit

99.1	Chattem, Inc. Press Release, dated December 21, 2009.